GeoResources, Inc Corporate Profile October 2009 Exhibit 99.1

Forward-Looking Statements
Information herein contains forward-looking statements that involve significant risks and uncertainties, including our need to replace production and acquire or develop additional oil and gas reserves, intense competition in the oil and gas industry, our dependence on our management, volatile oil and gas prices, costs associated with hedging activities and uncertainties of our oil and gas estimates of proved reserves and reserve potential, which may be substantial.  In addition, all statements or estimates made by the Company, other than statements of historical fact, related to matters that may or will occur in the future are forward-looking statements.
Readers are encouraged to read our December 31, 2008 Annual Report on
Form 10-K/A and any and all our other documents filed with the SEC regarding information about GeoResources for meaningful cautionary language in respect of the forward-looking statements herein.  Interested persons are able to obtain free copies of filings containing information about GeoResources, without charge, at the SEC’s Internet site (http://www.sec.gov). There is no duty to update the statements herein.

Key Investment Highlights
Value Creation
Experienced Management and Technical Staff with  Large Ownership
•
Successful Track Record of Creating Value  and Liquidity for Investors
•
Board and Management own 53%
Attractive Value Proposition
•
Trading at a Discount to NAV
Strong Asset Base
•
Strategically Located
•
Geographically Diverse
•
Balanced Oil vs. Gas
•
High Level of Operating Control
Significant Identified Upside Potential on Existing Properties
•
Low Risk Development Potential (i.e. Austin Chalk, Bakken)
•
Higher Impact Exploration Potential (i.e.  Eagle Ford, Georgetown)
Strong Financial Position; Moderate Leverage, Significant Cash Flow

Company Overview
Company Highlights
Direct Direct+
Ownership Partnership
(1)
Proved Reserves (MMBOE)
(2)
22.5 24.3
Oil 52% 48%
Proved Producing 61% 62%
Proved Developed 74% 75%
PV 10% (millions) $392.5 $419.1
Production (MBOEPD) (3) 5.1 5.7
Operated 82% 82%
Gross Acreage
(4)
483,324 483,324
Net Acreage (4) 224,377 234,427
(1)
Includes GEOI’s share of partnerships’ reserves.
(2)
Proved reserves presented throughout this profile are estimated as of 10/1/2009 and based on NYMEX strip pricing at 9/30/09.
(3)
October 2009, estimate.
(4)
Acreage information estimated as of  7/1/09.  Maps herein exclude minor value properties.

Balanced Growth Strategy
Asset
Rationalization
• Selectively divest assets to upgrade portfolio.
• Focus on maximizing IRR for investors.
Cost Control
• Target low operating and G&A costs.
• Minimize drilling and development costs.
• Promoting partners reduces costs and generates operating fees.
• Generate exploration projects.  Increase direct participation, with growth.
• Solicit partners on a promoted basis.
Exploration
• Acquire operated properties with producing reserves, development, and exploration potential.
• Solicit partners on a promoted basis.
Acquisitions
Development
Exploitation
• Drill PUDs and probable reserves to optimize value.
• Focus on fields and projects with development and exploitation upside.
• Re-engineering and development programs extend field life, increase proved reserves, lower unit operating costs, and enhance economics.

Management History
2004- 2007
Southern Bay Energy, LLC
Gulf Coast, Permian Basin
REVERSE MERGED INTO
GEORESOURCES
2000-2007
Chandler Energy, LLC
Williston Basin, Rockies
ACQUIRED BY
GEORESOURCES
1988-2000
Chandler Company
Rockies, Williston Basin
MERGED INTO
SHENANDOAH THEN SOLD
TO QUESTAR
1992-1996
Hampton Resources Corp,
Gulf Coast
SOLD TO BELLWETHER
EXPLORATION
1997-2001
Texoil Inc.
Gulf Coast, Permian Basin
SOLD TO OCEAN
ENERGY
2001-2004
AROC Inc.
Gulf Coast, Permian Basin,
Mid-Continent
LIQUIDATED FOR BENEFIT
OF SHAREHOLDERS
Track record of profits and liquidity.
Long-term repeat investors.
Extensive industry and financial
relationships.
Significant operations and financial
experience.
Cohesive management and technical
staff.
Team has been together for up to 20
years through multiple entities.

Refer to Company webpage at www.georesourcesinc.com for additional information. 7
Management Profiles
Name Title Experience
Frank A. Lodzinski President and Chief
Executive Officer
• 38 years of oil and gas industry experience.
• BSBA Wayne State University, 1971.
• Originally an audit manager with Arthur Anderson in Detroit.
• Formed Energy Resource Associates, Inc. in 1984, which acquired oil and gas properties and controlling interests in limited partnerships.
• In 1992, properties and partnership interests were exchanged for common shares of Hampton
Resources Corporation (NASDAQ:”HPTR”), which Mr. Lodzinski joined as President.
• Successfully led Hampton, Texoil (NASDAQ: “TXLI”), AROC and Southern Bay before merging Southern Bay with GeoResources.
Robert J. Anderson Vice President,
Business
Development –
Acquisitions and
Divestitures
• 23 years of diversified domestic and international oil and gas industry experience.
• Petroleum engineering degree from University of Wyoming, 1986.
• MBA, University of Denver, 1988.
• Significant experience with  both major oil companies (ARCO International / Vastar
Resources) and independent oil companies (Hunt Oil / Hugoton Energy / Anadarko
Petroleum).
• Employed by Anadarko Petroleum Corporation from October 2000 to February 2004 as a petroleum engineer with increasing levels of responsibility.
• Joined AROC in 2004 and has since been with Frank Lodzinski.
Collis P. Chandler, III Executive Vice
President and
Chief Operating
Officer – Northern
Region
• 17 years of oil and gas industry experience.
• B.S. University of Colorado, 1992.
• Former President and sole owner of Chandler Energy, LLC which conducted exploration and production operations primarily in the Rocky Mountain Region and Michigan.

Refer to Company webpage at www.georesourcesinc.com for additional information 8
Management Profiles (cont.)
Name Title Experience
Howard E. Ehler Chief Financial
Officer and
Principal Accounting
Officer
• 43 years of oil and gas industry experience.
• Accounting degree from Texas Tech, 1966.
• Former partner with Grant Thornton.
• Served as VP of Finance and CFO for Midland Resources, Inc. from March 1997 through
October 1998.
• Employed as VP and CFO of AROC, Inc. from May 2001 through December 2004.
• Employed by Southern Bay Energy, LLC since January 2005 as VP and CFO.
Francis M. Mury Executive Vice
President and
Chief Operating
Officer – Southern
Region
• 35 years of oil and gas industry experience.
• B.S. Nichols State University, 1974.
• Worked for Texaco and independents from 1974-1989 as a petroleum engineer.
• Worked with Frank Lodzinski for last 20 years.

Net Asset Value
Net Asset Value
(1) PV-10 value based on strip pricing as of September 30, 2009.
(2) As of September 30, 2009, excludes derivative financial instruments.
(3) Williston Basin Bakken acreage and Eagle Ford and Georgetown rights below Austin Chalk, at cost.
(4) Estimate as of September 30, 2009.
($ in millions) Total w/Partnerships
PV-10
(1)
% of Total PV-10 % of Total
Proved Reserves:
Proved Developed Producing $249.3 63.5% $271.9 64.9%
Proved Developed Non-Producing 60.9 15.5% 63.0 15.0%
Proved Undeveloped 82.3 21.0% 84.2 20.1%
Total Proved PV-10 Value $392.5 100.0% $419.1 100.0%
Plus:  Working Capital
(2)
11.0 11.0
Acreage and Other
(3)
10.0 10.0
Less:   Total Debt
(4)
(104.0) (104.0)
Total Net Asset Value
$309.5 $336.1
Shares Outstanding
(Thousands)
16,241 16,241
Net Asset Value Per Share $19.06 $20.69
Direct Ownership

Proved and Potential Reserves
(1)
Oil Gas Total
Corporate Interests MMBO BCF MMBOE % of Total PV 10 ($MM)
PDP 7.2 39.0 13.7 61.1% $249.3
PDNP 1.9 5.7 2.8 12.5% 60.9
PUD 2.6 20.2 5.9 26.4% 82.3
Total 11.7 64.9 22.5 100.0% $392.5
Oil Gas Total
Corporate and Partnership Interests
(2)
MMBO BCF MMBOE % of Total PV-10 ($MM)
Proved
PDP 7.3 46.8 15.0 62.8% $271.9
PDNP 1.9 7.2 3.0 12.4% 62.9
PUD 2.6 21.5 6.2 24.8% 84.2
Total Proved 11.8 75.5 24.2 100.0% $419.1
Non-Proved (see following slides)
(3)
6.4 23.6 10.3
Total 18.2 99.1 34.5
(1) Proved reserves, as shown throughout this profile, are estimated as of 10/1/09 and based on NYMEX strip pricing at 9/30/09. The NYMEX oil strip used for the estimates ranged from $70.65 per Bbl for 2009 to $90.16 per Bbl for years 2017 and beyond. The NYMEX gas strip ranged from $4.83 per Mcf for 2009 to $7.52 per
Mcf for years 2017 and beyond.
(2) Partnership reserves do not include potential reversionary interests.
(3) Represents non-proved reserve potential associated with existing fields or prospects that are scheduled and reasonably expected to be drilled with the Company’s anticipated cash flows and current budget. Does not include certain projects which may result in additional prospects or drilling locations. Cautionary Note: The
Company is using the term “non-proved potential” in this profile to provide interested parties with estimates of reserve potential associated with certain projects. See further information following in this profile. Such estimates are prepared by the Company, in accordance with reasonable industry practices. However, such estimates are inherently imprecise and subject to material revisions.  As of September 2009, the SEC did not permit the disclosure of any non-proved  reserve estimates in SEC filings. Accordingly, interested parties are urged to read the Company’s Annual Report on Form 10-K/A and its other SEC filings.

Partnership Operations
SBE Partners LP
Catena Oil & Gas, LLC
General Partner
OKLA Energy Partners LP
2% GP Interest
30% GP Interest
Catena Oil & Gas, LLC.
Wholly owned subsidiary.
GE Capital = Sole Limited Partner.
30% interest in SBE partners acquired with
recent acquisition.
2% General Partner interest in OKLA Energy
with 34% reversionary interest.
1.9 MMBOE  excluding reversionary
interests.
Partnerships generate fees, net income and
cash - estimated for 2009 as follows:
Management fees - $1.1 million
Partnership net income - $4.6 million
Cash distributions - $2.8 million

Undeveloped
26%
Producing
61%
Developed
Non-Producing
13%

Oil
52%
Gas
48%

Williston
25%
Mid-Con
8%
Permian
Basin
10%
Louisiana
16%
Other
5%
Gulf
Coast/ETX
/STX
36%

(MMBOE)

Proved Reserves (MMBOE)
(2)
Average Daily Production (Boe/d)
Reserves and production –
Direct interests
(1)
Proved Reserves – 22.5 MMBoe
(2)
(1) Excludes partnership interests.
(2) 2006 – 2008 proved reserves based on SEC prices.  Reserves as of 10/1/09 based on 9/30/09 NYMEX strip prices.
768
1,826
3,388
5,054
250
750
1,250
1,750
2,250
2,750
3,250
3,750
4,250
4,750
5,250
2006 2007 2008 Current (Oct. '09)
2.4
15.7
14.6
22.5
0.0
5.0
10.0
15.0
20.0
25.0
2006 2007 2008 2009E

Production Growth –
Direct Interests
(1)
Annual Gas Production (MMCF)
Annual Oil Production (MBO)
Summary of acquisitions and divestitures:
April 2007: Reverse merger and Chandler
acquisition.
October 2007: $100.0 million acquisition primarily
in Louisiana and Texas.
January 2008: $6.6 million sale – Michigan.
February 2008: $7.9 million acquisition – Williston
Basin.
February 2008: $1.8 million sale – Louisiana.
May 2008: $11.8 million sale – seven fields,
Louisiana and Texas.
May 2008: Participation in the $61.7 million
formation of OKLA Energy Partners LP.
September 2008: $3.6 million acquisition –
Oklahoma.
2008 acquisitions and divestitures, high-graded
portfolio and expanded drilling inventory.
January 2009: $1.6 million sale – Louisiana.
May 2009: $10.4 million acquisition – Williston
Basin.
May 2009: $48.4 million acquisition – Giddings
Field, Texas.
2009 acquisitions expand in core areas, high-
graded portfolio and expands drilling inventory.
(1) Excludes partnership interests.  Based on PDP volumes and includes acquisitions closed in May.
184
392
743
753
0
200
400
600
800
2006 2007 2008 2009E
577
1,648
2,962
4,573
0
1,000
2,000
3,000
4,000
5,000
2006 2007 2008 2009E

Financial Summary

Selected Balance Sheet Data
(1) The above table does not include the balance sheet effects of hedge accounting for derivative financial instruments which is required for financial statements presented in accordance with generally accepted accounting principles. See the Company’s SEC filings for further information.
(in millions)
30-Jun-09 Dec. 31, 2008 Dec. 31, 2007
Cash 7.7 $                 14.0 $              24.4 $
Other Working Capital - Net
(1)
4.0 $                 (8.7) $               (10.5) $
Total Working Capital
(1)
11.7 $              5.3 $                 13.9 $
Oil & Gas Assets (Successful Efforts) 241.9 $            181.6 $            181.4 $
Equity in Partnerships 3.4 $                 3.3 $                 1.8 $
Long-Term Debt 98.0 $              40.0 $              96.0 $
Common Stock and Additional Paid in Capital 113.3 $            112.7 $            79.8 $
Retained Earnings 25.0 $              21.0 $              7.5 $
Common Stock Outstanding 16.2

Financial Summary

($ in millions, except per share data and unit metrics)
YTD 06/30/09 2nd Qtr 2009 2008 2007
Key Data:
Avg. realized oil price ($/Bbl) 56.87 $        59.28 $         82.42 $        67.20 $
Avg. realized natural gas price ($/mcf) 3.95 $          3.89 $           8.12 $          6.19 $
Oil production (MBbls) 389              212 743              392
Natural gas production (MMcf) 1,752           1,087 2,962           1,648
Total revenue 33.8 $          19.3 $           94.6 $          40.1 $
Net income before tax 6.6 $            5.7 $             21.3 $          8.0 $
Net income 4.0 $            3.5 $             13.5 $          3.1 $
Net income per share (basic) 0.24 $          0.22 $           0.87 $          0.25 $
EBITDAX
(1)
18.2 $          12.0 $           53.0 $          17.5 $
EBITDAX per share (basic)
(1)
1.12 $          0.73 $           3.40 $          1.42 $
Historical Operating  Data
(1) EBITDAX is defined as earnings before interest, income taxes, depreciation, depletion and amortization, impairments and exploration expense.  EBITDAX should not be considered as an alternative to net income or cash flow as indications of performance or liquidity. See the Company’s SEC filings for further information.

Financial Summary
Historical Production Data
Historical Field-Level Operating Netback Data
YTD 06/30/09 2nd Qtr 2009 2008 2007
($ per BOE)
Revenue $49.67 $48.99 $76.50 $60.17
Less:
LOE $12.93 $11.23 $18.53 $16.23
G&A 5.91 4.91 5.80 9.77
Other Field Level Opex
(1)
3.90 2.25 8.92 7.46
Total Field Level Operating Costs $22.75 $18.39 $33.25 $33.45
Field Level Operating Netback $26.93 $30.60 $43.25 $26.72
(1) Represents severance tax expense and Re-engineering and workover expense.
YTD 06/30/09 2nd Qtr 2009 2008 2007
Oil Production (MBbls) 389 212 743 392
Gas Production (MMcf) 1,752 1,087 2,962 1,648
Total Production (Mboe) 681 393 1,237 667
Avg. Daily Production (Boe/d) 3,732 4,309 3,388 1,826

$70.0
$56.0
$42.0
$28.0
$14.0
$0.0
$17.5
$53.0
$42.2
2007
2008
LTM 6/30/09

6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
3.0x
0.8x
2.3x
2007
2008
LTM 6/30/09

(1) EBITDAX is defined as earnings before interest, income taxes, depreciation, depletion and amortization, impairments and exploration expense.  EBITDAX should not be considered as an alternative to net income or cash flow as indications of performance or liquidity. See the Company’s SEC filings for further information
EBITDAX
(1)
Total Leverage
($ in millions)
• Clear track record of EBITDAX growth.
• Conservative use of leverage to maintain strong balance sheet.
– As of June 30, 2009, the Company’s total debt to Last Twelve Months (“LTM”)  EBITDAX is 2.3x.
– $100 million borrowing base, Libor plus 2.25 – 3.00%.
– Increased borrowing base to $135 million and added one bank to lending group in July, 2009.
– Credit facility lead by Wells Fargo.
Strong Financial Position

Hedging Strategy
Oil Hedges
• GEOI uses commodity price risk management in order to execute its business plan throughout commodity price cycles.
• 2009 – 2010 natural gas hedges include hedge volumes intended to cover
GEOI’s share of partnership production.  Hedged volumes shown below are about 51% of combined production volumes.
Natural Gas Hedges
Swap Fixed Contract Swap Collar
0%
20%
40%
60%
80%
100%
2009E 2010E 2011E
$76.00
$74.71 $74.37
$43.85
$43.85
0%
20%
40%
60%
80%
100%
2009E 2010E 2011E
$5.08
$5.12
$7.00 - $10.75
$7.00 - $9.90
$7.00 - $9.20

Regional Overview

Southern Region
TX
NM
LA
Loco Hills
Maljamar
Harris
M.A.K.
Warwink
Wheeler
Chittim Ranch
Giddings*
*SBE Partners LP properties
Odem
Driscoll
Oak Hill
Golden
Meadow
Quarantine
Bay
Eloi Bay
St. Martinville
Frisco
OK
OKLA Energy Partners
LP properties
Accounts for 73% of reserves and approximately
83% of total production.
• High-impact exploration potential.
• Development and recompletion potential.
Continuous successful Austin Chalk drilling
program.
• Significant working interests plus partnership
interests.
• Thirteen wells drilled with 100% success rate.
• 69 producing wells.
• 6-8 wells expected to be drilled in 2009 and in 2010.
• Recent additional acreage acquisitions.
• May deploy additional rig with cost reductions.
• Yegua, Eagle Ford Shale and Georgetown
potential.
Two 3D seismic projects in progress.

Northern Region
ALBERTA MANITOBA SASKATCHEWAN
MT
SD
ND
Newporte
Sherman/Wayne
Landa
Starbuck
Comertown
Fairview/Mondak
Sioux Pass
Four Mile Creek
Patent Gate
Flat Top
Note: Highlighted area represents the Williston Basin.
Bakken JV
Accounts for 27% of reserves and approximately 17% of
total production.
North Dakota shallow:
• Starbuck waterflood initial installation early 2008, phase two finished in early 2009.
o
Initial response realized.
• SW Starbuck waterflood installation completed early 2009.
• Horizontal infill locations in other fields.
North Dakota Bakken:
• Recent acquisitions in approximately 66,000 net acres.
• Joint venture with 10-18% working interest in approximately
110,000 net acres.
• Current  three rig program, expected to increase to four rigs in
1st quarter 2010.
• 30 joint venture operated wells drilled.
• Acquired and/or participated in over 120 non-operated wells.
• Joint venture expects to drill approximately 60 wells in the next 18 months.
• Initial production rates as high as 1400 bopd on single lateral
640 acre units.
(1) Well counts exclude numerous wells with nominal interests.

Development drilling 35%
Waterflood and associated drilling 5%
Bakken Shale drilling 48%
Re-engineering and workover 3%
Acreage, seismic and other 9%

Development drilling 19%
Waterflood expansion 2%
Exploratory drilling 9%
Re-engineering and workover 5%
Acreage, seismic and other 7%
Austin Chalk drilling and development 58%

Planned projects total $153 million and are diversified across GeoResources’ core areas.
Expenditures to generally remain within cash flow.
Estimated $40 million in next 12 months.
Budget allocation favors low-risk, high cash flow projects.
Budget revisions will reflect  commodity prices and include recent acquisitions.
• Flexibility between gas and oil projects.
• Flexibility between development exploration.
Southern Region Capital Expenditures Northern Region Capital Expenditures
$73 million total
$80 million total
Exploration &
Development Projects

Gas
38%
Oil
62%

Bakken
24%
Louisiana
29%
Other
6%
Giddings
25%
North
Dakota
16%

Selected Upside Projects
Reserve Potential
Reserve Potential
Oil Gas Total
Field State MMBO BCF MMBOE
Bakken Shale
(1)
ND,MT 2.3 1.0 2.4
Chittim
(2)
TX - 1.1 0.2
Giddings
(3)
TX - 14.8 2.5
Mak TX 0.3 - 0.3
Oklahoma (various net)
(4)
OK - 1.8 0.3
Quarantine Bay
(5)
LA .7 4.9 1.5
St. Martinville
(6)
LA 1.5 - 1.5
SW Starbuck ND 0.2 - 0.2
Starbuck Waterflood Unit
(7)
ND 1.4 - 1.4
Non-Proved Potential 6.4 23.6 10.3
_______________________________________________________________________________
(1) Estimated participation in 100 wells pending continued favorable drilling results.  Does not include Three
Forks / Sanish potential.
(2) Does not include Pearsall Shale.
(3) Does not include Yegua, Eagle Ford Shale or Georgetown potential or proved undeveloped reserves.
(4) Includes net interest in 6 non-proved locations.
(5) Represents Company estimated base case (low) for one prospect area.  Excludes other prospects on lease and all deep potential below 16,000 feet.
(6) Includes six non-proved locations above 8,000 feet.  Seismic shoot may alter non-proved, sub-surface locations and result in additional locations.
(7) Engineering estimates for a successful flood range from 1.4 to 2.3 MMBO.

Kittleson slough
Clear Water
MOUNTRAIL
Ross
Alger
Stanley
Robinson Lake
Sanish
Parshall
Plaza
Reunion Bay
Big Bend
MCLEAN

Bakken Shale
Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.
Working interests ranging from 10% to 18%
in 110,000 net acres.
63,000 acres in Mountrail County.
Three rigs running.
30 wells drilled. Joint venture expects to drill
60 wells in the next 18 months.
(1)
Initial production rates up to1,400 Bopd per
well for single laterals on 640 acre spacing
units.
Developing on 640 acre units as well as
1,280 acre and larger units.
Additional upside in Three Forks and Bakken
increased density wells.
Detailed map on next slide

Bakken Shale
Note:  Yellow-highlighted areas represent the Company’s acreage position.
Van Hook Area
640 and 1,280 acre units being drilled.
Some larger units under the lake.
Multiple wells from single drilling pad.
Minimize facilities and roads.
Maximize infrastructure.
Developing reserves with difficult
access.
Minimize disturbance and the number
of locations.

Brookeland
SBO Deep Austin
Chalk Gas Area
Giddings
Houston
Pearsall
Corpus Christi
N

Giddings Field
Austin Chalk Play
13 wells drilled  – 100%
success.
68,000 acres held by
production and leasehold.
22 additional locations
GEOI owns ~ 37% - 53%  of
additional  locations.
Additional upside includes:
•
Yegua, Eagle Ford shale and
Georgetown  potential.
•
Multiple wells with rate increase
potential from slick water fracture
stimulations.

Brazos
Oil
Gas
Grimes
Burleson
Giddings Austin Chalk
Washington
Waller
Austin
Fayette

27 Austin Chalk Acreage Giddings Field • Giddings Field Austin Chalk Acreage and areas of currently productive in chalk

Grimes and Montgomery Counties
Austin Chalk Development
• Low Risk Horizontal
Wells
• Last well: Longstreet 1H
produced 1.0 BCFG in 67
days
• Single and multiple
laterals
• Eastern Grimes / Western
Montgomery dry gas
• Western Grimes gas  with
large volume of liquids
• Single rig continuous
program
• Tight gas – severance
tax exemption
Longstreet 1H

SIGNIFICANT
WOODBINE
SANDS
EAGLE FORD TREND
EDWARDS REEF TREND
SLIGO REEF TREND

Eagle Ford Trend
South & Central Gulf Coast Texas
• Significant acreage
position in trend
• Eagle Ford shale
present over much
larger area than
apparent trend
• Trend depicted where
Eagle Ford is +-7000’
to +-14000’
• Early in development

EAGLE FORD TREND
Uvalde
Medina
Zavala
Frio
Wilson
Gonzales
Kames
DeWitt
Goliad
Bee
Refugio
San Patricio
Live Oak
McMullen
La Salle
Dimmit
MODERN EXPL?
EOG?
BURLINGTON
BURLINGTON
EOG
WEBER
PIONEER
BLACKBRUSH
BURLINGTON
BURLINGTON
WINN
SUGARKANE (CRETACEOUS)
XTO
TEXAS CRUDE
CONOCOPHILLIPS (BURLINGTON)
EOG
CRIMSON EXPLORATION
ESPADA
BROADOAK ENERGY
EAGLE
SAN ISIDRO
LEWIS PET.
PETROHAWK
PETROHAWK
COMMON RESOURCES
PETROHAWK
HAWKVILLE
COMMON RESOURCES
FIRST ROCK
FIRST ROCK
MURPHY EXPL.
PETROHAWK
COMMON RESOURCES
ROSETTA
EL PASO
ROSETTA
ANADARKO
ANADARKO
TXCO
TXCO
ST. MARY'S
ST. MARY'S
BRISCOE RANCH
ROSETTA
ST. MARY'S

30 South Texas Eagle Ford Recent Activity Map

Milam
Brazos
APACHE
APACHE
APACHE
APACHE
Burleson
Grimes
APACHE
Lee
Washington
Bastrop
Waller
Fayette
Austin
Colorado

Central Texas Eagle Ford
Recent Activity Map
• Apache active in our area.
• Majority of Apache wells
vertical
• Our Brazos, Burleson,
Fayette and Washington
Counties holdings currently
appear most prospective for
Eagle Ford

Quarantine Bay
Quarantine Bay Field
LA
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field
New
Orleans
Black Bay
Breton Sound
Eloi Bay
Lake Salvador
Lake Borgne
Lake Ponchartrain
Quarantine Bay
Violet
Westwego
Belle Chasse
Braithwaite
Pointe A La Hache
Port Sulphur
Quarantine Bay
Oil & Gas Field
GeoResources has a 7% working interest above
10,500 feet and a 33% working interest below
10,500 feet, in approximately 14,000 acres.
Cumulative Production = 180 Million Bbls and
285 BCF.
Shallow zone potential (<10,500 ft):
•
Numerous behind pipe opportunities due to
multiple stacked sand reservoirs.
•
Rate acceleration wells.
•
Pending prices and drilling cost
reductions.
Significant deep potential (>10,500 ft):
Schlumberger reprocessed and interpreted
the 3-D seismic data.
Initial prospect.
•
Multiple objectives to 16,000 ft.
•
Deeper objectives.

Starbuck and SW Starbuck
Water-flood Units
Starbuck Unit
ND
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
HAAS
North Dakota
LANDA NE
LEONARD
ZION
LANDA
ROTH N
ROTH
SHERMAN
WAYNE
STARBUCK
CANADA
Bottineau County
T163N
T162N
T161N
R79W R81W R80W R82W R83W
Starbuck 6,618acres, 96% WI.
SW Starbuck 560 acres, 80% WI.
Starbuck phase one completed 2008.
• Phase two and SW Starbuck expansion
completed 2009.
• Recent initial response.
Primary production totals 1.4 MMBO for the
Starbuck Midale and Berentson Zones.
Primary production for SW Starbuck totals
162 MBO.
Approximately $6.0 million on waterflood
implementation.
The Company estimates additional reserves
of 1.6 – 2.5 MMBO for both projects.

Key
Refuge Boundary
T161N-R78
SMU
SW SMU
Line Drive 3 N 53 E
161 N
160 N
GS OPERATING, LLC
Waterflood Implementation Plan
16
15
24
19
20
21
22
30
29
28
27
31
32
33
3
6
10
11
12

34 Starbuck and SW Starbuck Water-flood

Key Investment Highlights
Value Creation
Experienced Management and Technical Staff with  Large Ownership
•
Successful Track Record of Creating Value and Liquidity for Investors
•
Board and Management Own 53%
Attractive Value Proposition
•
Trading at a Discount to NAV
Strong Asset Base
•
Strategically Located
•
Geographically Diverse
•
Balanced Oil vs. Gas
•
High Level of Operating Control
Significant Identified Upside Potential on Existing Properties
•
Low Risk Development Potential (i.e. Austin Chalk, Bakken)
•
Higher Impact Exploration Potential (i.e.  Eagle Ford, Georgetown)
Strong Financial Position; Moderate Leverage, Significant Cash Flow